CHIEF COMPLIANCE OFFICER SERVICES AGREEMENT

Between WisdomTree Trust and WisdomTree Asset Management, Inc.

EXHIBIT C

AMENDED as of July 30, 2018

Portfolio Series of the Trust

WisdomTree Japan Hedged Equity Fund
WisdomTree U.S. MidCap Dividend Fund
WisdomTree U.S. SmallCap Dividend Fund
WisdomTree U.S. LargeCap Dividend Fund
WisdomTree International SmallCap Dividend Fund
WisdomTree U.S. High Dividend Fund
WisdomTree Europe SmallCap Dividend Fund
WisdomTree U.S. Dividend ex-Financials Fund
WisdomTree International Equity Fund
WisdomTree U.S. Total Dividend Fund
WisdomTree Japan SmallCap Dividend Fund
WisdomTree International LargeCap Dividend Fund
WisdomTree International High Dividend Fund
WisdomTree International MidCap Dividend Fund
WisdomTree International Dividend ex-Financials Fund
WisdomTree Global High Dividend Fund
WisdomTree Global ex-U.S. Quality Dividend Growth Fund
WisdomTree Asia Pacific ex-Japan Fund
WisdomTree Australia Dividend Fund
WisdomTree U.S. MidCap Earnings Fund
WisdomTree U.S. SmallCap Earnings Fund
WisdomTree U.S. Earnings 500 Fund
WisdomTree U.S. Total Earnings Fund
WisdomTree U.S. Quality Shareholder Yield Fund
WisdomTree Global ex-U.S. Real Estate Fund
WisdomTree Emerging Markets High Dividend Fund
WisdomTree Emerging Markets SmallCap Dividend Fund
WisdomTree India Earnings Fund
WisdomTree Chinese Yuan Strategy Fund
WisdomTree Brazilian Real Strategy Fund
WisdomTree Middle East Dividend Fund
WisdomTree Emerging Currency Strategy Fund
WisdomTree Europe Hedged Equity Fund
WisdomTree Emerging Markets Local Debt Fund
WisdomTree Managed Futures Strategy Fund
WisdomTree Asia Local Debt Fund
WisdomTree Emerging Markets Corporate Bond Fund
WisdomTree China ex-State-Owned Enterprises Fund
WisdomTree U.S. Quality Dividend Growth Fund
WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund
WisdomTree Emerging Markets Quality Dividend Growth Fund
WisdomTree Emerging Markets Consumer Growth Fund
WisdomTree Germany Hedged Equity Fund
WisdomTree Bloomberg U.S. Dollar Bullish Fund
WisdomTree Interest Rate Hedged High Yield Bond Fund
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
WisdomTree Negative Duration U.S. Aggregate Bond Fund
WisdomTree Negative Duration High Yield Bond Fund
WisdomTree Floating Rate Treasury Fund
WisdomTree Japan Hedged Financials Fund
WisdomTree International Hedged Quality Dividend Growth Fund
WisdomTree Europe Quality Dividend Growth Fund
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund
WisdomTree Europe Hedged SmallCap Equity Fund
WisdomTree Japan Hedged Quality Dividend Growth Fund
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
WisdomTree Europe Domestic Economy Fund
WisdomTree Global SmallCap Dividend Fund
WisdomTree Global Hedged SmallCap Dividend Fund
WisdomTree Dynamic Long/Short U.S. Equity Fund
WisdomTree Dynamic Bearish U.S. Equity Fund
WisdomTree Dynamic Currency Hedged International Equity Fund
WisdomTree Dynamic Currency Hedged Europe Equity Fund
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund
WisdomTree Dynamic Currency Hedged Japan Equity Fund
WisdomTree CBOE S&P 500 PutWrite Strategy Fund
WisdomTree Emerging Markets Dividend Fund
WisdomTree International Quality Dividend Growth Fund
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund
WisdomTree Fundamental U.S. Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund
WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund
WisdomTree Global ex-Mexico Equity Fund
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund
WisdomTree U.S. Multifactor Fund
WisdomTree ICBCCS S&P China 500 Fund
WisdomTree Balanced Income Fund
WisdomTree CBOE Russell 2000 PutWrite Strategy Fund
WisdomTree 90/60 U.S. Balanced Fund
WisdomTree Emerging Markets Multifactor Fund
WisdomTree International Multifactor Fund

WisdomTree Trust	WisdomTree Asset
Management, Inc.

/s/ Jonathan Steinberg	/s/ Stuart Bell
Jonathan Steinberg	Stuart Bell
President	Chief Operating Officer

3